SEMI ANNUAL REPORT

[GRAPHIC OMITTED]
FEBRUARY 28, 2003


TEMPLETON GROWTH FUND INC.


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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE
ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND
REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS
DO MUTUAL FUND SHARE PRICES.
WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO
SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.

[PHOTO OMITTED]

Murdo Murchison, CFA
PORTFOLIO MANAGER
TEMPLETON GROWTH FUND, INC.

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


SHAREHOLDER LETTER

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YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON GROWTH FUND SEEKS LONG-TERM
CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS MAINLY IN THE EQUITY SECURITIES OF COMPANIES LOCATED ANYWHERE IN THE WORLD, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Growth Fund covers the period ended February 28, 2003. During the six months under review, most global equity markets remained volatile, with most major equity indexes closing at lower levels. The prospect of conflict in Iraq dominated headlines and investor sentiment. Investors also remained concerned about the sustainability of U.S. consumer spending. By period-end there was little evidence of a recovery in business confidence that could lead to a pickup in corporate spending. Elsewhere, deflation continued to be one of Japan's major challenges. Europe also faced a number of structural challenges, notably regarding the rigidity of its labor markets and an apparent lack of fiscal or interest rate flexibility. Compounding these issues, the euro's recent strength against the U.S. dollar made European manufacturers less competitive in global markets.




The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 16.

         -----------------------------------------------------
         NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
         -----------------------------------------------------

CONTENTS

Shareholder Letter ...............    1


Performance Summary ..............    8

Financial Highlights &
Statement of Investments .........   11


Financial Statements .............   21


Notes to
Financial Statements .............   25


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Global

Growth

Growth &
Income

Income

Tax-Free Income

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/03

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Europe                                    44.8%
North America                             29.8%
Asia                                      15.1%
Australia & New Zealand                    2.7%
Latin America                              2.0%
Middle East & Africa                       0.7%
Short-Term Investments & Other Net Assets  4.9%

The short-term global economic outlook remained very uncertain as a result of these and other factors.

Within this difficult environment, Templeton Growth Fund -Class A delivered a -9.80% cumulative total return for the six months ended February 28, 2003, as shown in the Performance Summary beginning on page 8. The Fund underperformed compared with its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a -8.57% cumulative total return during the same period.1 Consistent with our time-tested investment philosophy, we continued to focus on identifying securities offering long-term value, according to our rigorous analysis. In the recent market environment, our long-term fundamental approach is vital in assessing which companies offer solid potential for future survival and prosperity and, in turn, represent value to the patient investor. We have always believed that short-term volatility and widespread pessimism present opportunities for disciplined, long-term value investors.

NORTH AMERICA
The Fund's North American exposure fell from 34.3% of total net assets at the beginning of the reporting period to 29.8% on February 28, 2003. This weighting was low relative to the benchmark and the Fund's historical level of investment, reflecting the fact that we identified more undervalued opportunities elsewhere in the world. We did, however, initiate a position in aircraft manufacturer Boeing. During the period, Boeing's stock price fell in value by more than 60% from its 2000 high. The decline reflected potentially weaker aircraft delivery orders stemming from the global airline industry's poor financial condition, and evidence of falling travel demand. We


1. Source: Standard & Poor's Micropal. The MSCI World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

agreed with this assessment, but believe the longer-term prospects for Boeing remain attractive, as the company is one of only two meaningful competitors in the industry. Boeing also owns one of the world's leading defense businesses and, in our opinion, appears to have a strong balance sheet and cash flow. We considered this a promising opportunity to invest in a world-class manufacturer when it was out of favor with the broader market.

We realized profits in a number of U.S. insurance companies during the reporting period, including Allstate, Torchmark and W.R. Berkley. At the time we sold our shares, all three holdings had performed well in a declining equity market, in part due to the continued firming of policy rates throughout the industry. We invested some of the proceeds from these sales in Swiss Reinsurance, which benefited from the same industry trends but, in our opinion, was more attractive from a longer-term perspective.

We also sold our position in Occidental Petroleum, the U.S. oil and chemicals manufacturer. During the six-month period, Occidental's share price bucked broader market trends and appreciated to a level more than 94% above its 2000 lows. Following such performance, we believed the stock was fully valued and proceeds from its sale could be deployed in other, cheaper opportunities. We maintained Fund exposure to the oil and chemicals industries with our recent purchase of Norway's Norsk Hydro, the country's largest publicly traded industrial conglomerate with oil, energy, chemicals and aluminum operations.

EUROPE
The Fund's European exposure increased from 39.4% of total net assets on August 31, 2002, to 44.8% on February 28, 2003.

TOP 10 COUNTRIES
Based on Equity Investments
2/28/03

                           % OF TOTAL
                           NET ASSETS
-------------------------------------

U.S.                          23.1%

U.K.                          13.9%

Hong Kong                      4.9%

South Korea                    4.5%

Spain                          4.3%

Switzerland                    4.0%

Japan                          3.9%

Canada                         3.9%

Germany                        3.7%

Italy                          2.6%

Our largest individual European country weighting was the U.K., at 13.9% of total net assets at period-end. The U.K.'s blue-chip FTSE 100 Index had a very poor start in 2003, which presented opportunities to invest in a number of British companies that we considered to be high quality, trading at what we believed to be low valuations.2 Cadbury Schweppes, the confectionery and beverage manufacturer, is an example. Cadbury recently announced the purchase of Adams Gum, complementing its strong collection of existing brands. We find Cadbury to be well managed, and a strong generator of free cash flow, but it was trading at a multi-year low according to a variety of valuation measures. The stock also offers what we believe to be an attractive dividend yield, a common feature among many of the Fund's recent stock purchases. Another example is GlaxoSmithKline, the world's second-largest pharmaceutical company. The pharmaceutical industry faces a number of short-term challenges -- patent expirations, generic competition, pricing pressure and a dearth of new drugs in the product pipeline. As a result, valuations in that sector have fallen sharply. We believe the longer-term outlook for Glaxo and other pharmaceutical companies may be more attractive than discounted by their recent stock prices. In our analysis, long-term demand for pharmaceuticals should remain strong as a result of Europe's and America's aging populations. Glaxo has the opportunity to develop new products to meet this demand. In the interim, we believe it has a strong balance sheet and the ability to cut costs. We considered investors' recent pessimism toward the industry as an excellent opportunity to invest in an industry leader.

A similar case can be made for Aventis, the French-listed drug manufacturer, whose share price fell approximately 40% in



2. The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

local currency terms during 2002. Although it faces patent challenges in some key products, we believe the company is well positioned. In our opinion, at period-end long-term investors could buy this stock at an attractive price. Typically, pharmaceutical stocks are highly rated by investors, and the opportunities for value investors to buy them are rare. We believe the recent declines in these stocks presented us with such an uncommon opportunity.

Also in France, we invested in Accor, one of the world's leading hotel groups. In recent years, the Fund was underweighted in consumer cyclicals, reflecting the difficulty we had in identifying cheap stocks within the sector. Because of concerns about war in Iraq's impact on business and leisure travel, and the weaker outlook for consumer spending in general, Accor's share price declined to levels we found attractive. In our analysis, the company is well positioned with a solid collection of mid-level hotel brands that we believe could prove relatively resilient in a challenging economic environment.

ASIA/PACIFIC RIM
The Fund continued to maintain a high portfolio exposure to Asia (excluding Japan), where we believed there were a number of very attractive investment opportunities. During the six-month reporting period, our Asian investments rose from 13.8% to 15.1% of total net assets. At the same time, the Fund's Japan weighting remained low at just 3.9% of total net assets at period-end, reflecting the challenges we faced in identifying large numbers of good, relatively cheap stocks in that market. Overall, the Fund's activity in Asia was relatively limited during the period under review. We completed the sale of the Fund's

TOP 10 EQUITY HOLDINGS
2/28/03

COMPANY
SECTOR/INDUSTRY,           % OF TOTAL
COUNTRY                    NET ASSETS
-------------------------------------

Bristol-Myers Squibb            2.1%
Co. PHARMACEUTICALS, U.S.

E.ON AG                         1.7%
ELECTRIC UTILITIES,
GERMANY

Electrabel SA                   1.5%
ELECTRIC UTILITIES,
BELGIUM

Shell Transport &
Trading Co. PLC                 1.5%
OIL & GAS, U.K.

Cheung Kong Holdings            1.5%
Ltd.
REAL ESTATE, HONG KONG

UBS AG                          1.5%
BANKS, SWITZERLAND

Eni SpA                         1.4%
OIL & GAS, ITALY

Barrick Gold Corp.              1.4%
METALS & MINING, CANADA

AT&T Wireless Services          1.4%
Inc.
WIRELESS
TELECOMMUNICATION
SERVICES, U.S.

H.J. Heinz Co.                  1.4%
FOOD PRODUCTS, U.S.

Sony holdings based upon valuation considerations. In Aus-tralia, we sold our remaining exposure to ANZ Bank following very strong stock performance in recent years. On the buy side, China Mobile was a new investment. This Hong Kong-listed stock is one of China's leading telecommunications providers in the country's competitive and rapidly growing mobile services market. On the basis of our analysis, China Mobile offers a strong balance sheet, healthy cash generation and a low valuation compared with its recent history.

LOOKING FORWARD
After three years of equity market declines, pessimism is widespread, not just in the U.S. but also in Europe and Asia. At Templeton, we do not make one-year market direction forecasts or other top-down considerations. Although many of the excesses of the late-1990s' stock price bubble may have been corrected, it would be dangerous to conclude that a broadly based bull market is around the corner. However, as a result of investors' widespread pessimism, we are identifying more opportunities to invest in what we believe to be solid-quality businesses with favorable long-term prospects. These opportunities exist because of the immediate outlook, rather than despite it. We cannot forecast when markets will bottom -- no investor can. However, we believe that in today's markets there are many attractively priced assets available for the patient, long-term investor. Our goal is to identify this long-term value for our shareholders, rather than attempting to forecast short-term trends.

It is important to note that there are special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased 1,789% in the past 15 calendar years, but has suffered 7 quarterly declines of more than 15% each during that time.3 Although short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,

/S/ SIGNATURE

Murdo Murchison, CFA
Portfolio Manager
Templeton Growth Fund, Inc.




3. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 12/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Mexico Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in Mexico.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

[SIDEBAR]

A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                          CHANGE        2/28/03     8/31/02
------------------------------------------------------------------
Net Asset Value (NAV)           -$2.02         $15.08      $17.10
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                  $0.3577

CLASS B                          CHANGE        2/28/03     8/31/02
------------------------------------------------------------------
Net Asset Value (NAV)           -$1.96         $14.89      $16.85
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                  $0.2614

CLASS C                          CHANGE        2/28/03     8/31/02
------------------------------------------------------------------
Net Asset Value (NAV)           -$1.92         $14.82      $16.74
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                  $0.2348

CLASS R                          CHANGE        2/28/03     8/31/02
------------------------------------------------------------------
Net Asset Value (NAV)           -$2.05         $15.02      $17.07
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                  $0.3681

ADVISOR CLASS                    CHANGE        2/28/03     8/31/02
------------------------------------------------------------------
Net Asset Value (NAV)           -$2.04         $15.09      $17.13
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                  $0.4012


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

              Past performance does not guarantee future results.

PERFORMANCE

CLASS A                             6-MONTH       1-YEAR     5-YEAR    10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1             -9.80%      -14.12%     5.52%    141.78%
Average Annual Total Return 2        -14.97%      -19.07%    -0.11%      8.58%
Value of $10,000 Investment 3         $8,503       $8,093    $9,945    $22,785
Avg. Ann. Total Return (3/31/03) 4                -23.74%    -1.43%      7.97%



                                                                     INCEPTION
CLASS B                             6-MONTH       1-YEAR     3-YEAR   (1/1/99)
-------------------------------------------------------------------------------
Cumulative Total Return 1            -10.14%      -14.74%    -4.74%     10.82%
Average Annual Total Return 2        -13.67%      -18.10%    -2.48%      2.09%
Value of $10,000 Investment 3         $8,633       $8,190    $9,276    $10,900
Avg. Ann. Total Return (3/31/03) 4                -22.84%    -5.46%      1.48%



                                                                     INCEPTION
CLASS C                             6-MONTH       1-YEAR     5-YEAR   (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1            -10.12%      -14.75%     1.66%     63.76%
Average Annual Total Return 2        -11.90%      -16.45%     0.13%      6.36%
Value of $10,000 Investment 3         $8,810       $8,355   $10,067    $16,209
Avg. Ann. Total Return (3/31/03) 4                -21.25%    -1.19%      5.97%



                                                                     INCEPTION
CLASS R                                           6-MONTH    1-YEAR   (1/1/02)
-------------------------------------------------------------------------------
Cumulative Total Return 1                          -9.93%   -14.39%    -14.87%
Average Annual Total Return 2                     -10.81%   -15.23%    -13.73%
Value of $10,000 Investment 3                      $8,919    $8,477     $8,430
Avg. Ann. Total Return (3/31/03) 4                          -20.14%    -14.50%



ADVISOR CLASS5                      6-MONTH       1-YEAR     5-YEAR    10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1             -9.65%      -13.87%     6.93%    147.80%
Average Annual Total Return 2         -9.65%      -13.87%     1.35%      9.50%
Value of $10,000 Investment 3         $9,035       $8,613   $10,693    $24,780
Avg. Ann. Total Return (3/31/03) 4                -18.84%     0.02%      8.88%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 32.77% and 4.71%.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON GROWTH FUND, INC.                                  $4,116,600
                                                             Total value of
                                                             investment 2/28/03
CLASS A

If you had invested $10,000 in Templeton Growth Fund - Class A at inception, it would have been worth $4,116,600 on February 28, 2003. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on November 29, 1954 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through February 28, 2003.*

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                      Total Value
                                    Value of          of Investment
                  Value of          Investment        with Capital
                  Investment        with Capital      Gains and     Consumer
                  with Dividends    Gains             Dividends       Price
  Date            Reinvested        Reinvested        Reinvested      Index
-------------------------------------------------------------------------------
11/29/1954          $9,425             $9,425           $9,425       $10,000
12/31/1954          $9,576             $9,576           $9,576        $9,963
12/31/1955         $10,250            $10,250          $10,250       $10,000
12/31/1956         $10,726            $10,726          $10,726       $10,297
12/31/1957          $8,911             $8,911           $8,911       $10,594
12/31/1958         $13,261            $13,261          $13,261       $10,779
12/31/1959         $15,118            $15,118          $15,118       $10,964
12/31/1960         $17,210            $17,210          $17,210       $11,112
12/31/1961         $20,358            $20,358          $20,358       $11,186
12/31/1962         $17,606            $17,606          $17,606       $11,334
12/31/1963         $18,511            $18,511          $18,511       $11,520
12/31/1964         $23,802            $23,506          $23,802       $11,632
12/31/1965         $29,073            $28,313          $29,073       $11,854
12/31/1966         $27,532            $26,484          $27,532       $12,262
12/31/1967         $31,314            $29,632          $31,314       $12,633
12/31/1968         $43,140            $40,283          $43,140       $13,227
12/31/1969         $51,622            $47,446          $51,622       $14,042
12/31/1970         $48,298            $43,676          $48,298       $14,824
12/31/1971         $57,875            $52,568          $58,888       $15,309
12/31/1972         $95,625            $87,991          $99,262       $15,831
12/31/1973         $78,886            $79,614          $89,415       $17,210
12/31/1974         $68,188            $69,154          $78,623       $19,333
12/31/1975         $93,732            $93,528         $108,183       $20,675
12/31/1976        $136,291           $135,840         $158,747       $21,680
12/31/1977        $155,058           $162,988         $191,091       $23,133
12/31/1978        $184,488           $192,793         $227,799       $25,219
12/31/1979        $231,142           $241,865         $288,936       $28,571
12/31/1980        $275,936           $302,407         $363,734       $32,148
12/31/1981        $276,915           $296,033         $362,862       $35,015
12/31/1982        $293,516           $322,039         $402,077       $36,356
12/31/1983        $392,896           $419,717         $534,385       $37,734
12/31/1984        $391,770           $423,667         $545,974       $39,225
12/31/1985        $482,618           $536,261         $697,673       $40,715
12/31/1986        $572,151           $637,582         $845,831       $41,163
12/31/1987        $550,763           $653,004         $872,099       $42,987
12/31/1988        $682,364           $784,305       $1,077,885       $44,887
12/31/1989        $831,578           $935,100       $1,321,060       $46,974
12/31/1990        $737,439           $834,403       $1,201,437       $49,844
12/31/1991        $912,476         $1,101,649       $1,577,839       $51,369
12/31/1992        $889,019         $1,161,911       $1,644,333       $52,859
12/31/1993      $1,121,883         $1,558,304       $2,181,978       $54,313
12/31/1994      $1,068,973         $1,589,759       $2,199,826       $55,763
12/31/1995      $1,203,902         $1,922,768       $2,636,095       $57,179
12/31/1996      $1,434,285         $2,296,080       $3,177,868       $59,078
12/31/1997      $1,510,347         $2,730,272       $3,692,079       $60,082
12/31/1998      $1,354,973         $2,708,431       $3,600,538       $61,049
12/31/1999      $1,785,696         $3,475,052       $4,696,374       $62,685
12/31/2000      $1,737,698         $3,560,329       $4,778,045       $64,811
12/31/2001      $1,812,422         $3,500,365       $4,803,834       $65,815
12/31/2002      $1,701,233         $3,097,823       $4,348,633       $67,381
02/28/2003      $1,610,462         $2,932,532       $4,116,600       $68,204


*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.
Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The historical data shown above pertain only to the Fund's Class A shares. The Fund offers four other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

TEMPLETON GROWTH FUND, INC.

Financial Highlights

                                                                                       CLASS A
                                                ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                       YEAR ENDED AUGUST 31,
                                                FEBRUARY 28, 2003  ---------------------------------------------------------------
                                                   (UNAUDITED)       2002          2001          2000         1999           1998
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $17.10        $18.11        $19.67        $19.56        $16.78        $22.47
                                                ----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss) a .............          .08           .33           .39           .35           .46           .50
   Net realized and unrealized gains (losses)          (1.74)         (.88)         (.16)          .99          4.76         (2.76)
                                                ----------------------------------------------------------------------------------
Total from investment operations ..............        (1.66)         (.55)          .23          1.34          5.22         (2.26)
                                                ----------------------------------------------------------------------------------
Less distributions from:
   Net investment income ......................         (.36)         (.40)         (.37)         (.54)         (.41)         (.55)
   Net realized gains .........................           --          (.06)        (1.42)         (.69)        (2.03)        (2.88)
                                                ----------------------------------------------------------------------------------

Total distributions ...........................         (.36)         (.46)        (1.79)        (1.23)        (2.44)        (3.43)
                                                ----------------------------------------------------------------------------------
Net asset value, end of period ................       $15.08        $17.10        $18.11        $19.67        $19.56        $16.78
                                                ----------------------------------------------------------------------------------
Total return b ................................      (9.80)%       (3.01)%         1.62%         7.58%        34.72%      (12.61)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $10,418,487   $11,689,389   $12,092,917   $13,191,493   $13,368,945   $11,116,564
Ratios to average net assets:
   Expenses ...................................        1.12% c       1.10%         1.15%         1.11%         1.12%         1.08%
   Net investment income ......................        1.03% c       1.85%         2.11%         1.83%         2.60%         2.53%
Portfolio turnover rate .......................       17.27%        55.63%        24.29%        50.57%        32.01%        48.23%

aBased on average weighted shares outstanding effective year ended August 31, 1999.
bTotal return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

TEMPLETON GROWTH FUND, INC.

                                                                                         CLASS B
                                                           ------------------------------------------------------------------
                                                           SIX MONTHS ENDED                YEAR ENDED AUGUST 31,
                                                           FEBRUARY 28, 2003  -----------------------------------------------
                                                              (UNAUDITED)       2002         2001         2000        1999 d
                                                           ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................         $16.85       $17.87       $19.45       $19.46       $16.37
                                                           ------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss) a .......................            .02          .20          .25          .22          .24
   Net realized and unrealized gains (losses) ...........          (1.72)        (.87)        (.16)         .97         2.85
                                                           ------------------------------------------------------------------
Total from investment operations ........................          (1.70)        (.67)         .09         1.19         3.09
                                                           ------------------------------------------------------------------
Less distributions from:
   Net investment income ................................           (.26)        (.29)        (.25)        (.51)          --
   Net realized gains ...................................             --         (.06)       (1.42)        (.69)          --
                                                           ------------------------------------------------------------------
Total distributions .....................................           (.26)        (.35)       (1.67)       (1.20)          --
                                                           ------------------------------------------------------------------
Net asset value, end of period ..........................         $14.89       $16.85       $17.87       $19.45       $19.46
                                                           ------------------------------------------------------------------
Total return b ..........................................       (10.14)%      (3.74)%         .91%        6.81%       18.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................       $181,409     $166,015      $93,301      $69,297     $27,573
Ratios to average net assets:
   Expenses .............................................          1.87% c      1.85%        1.89%        1.86%       1.88% c
   Net investment income ................................           .28% c      1.10%        1.40%        1.16%       1.91% c
Portfolio turnover rate .................................         17.27%       55.63%       24.29%       50.57%      32.01%

aBased on average weighted shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period January 1, 1999 (effective date) to August 31, 1999.

TEMPLETON GROWTH FUND, INC.

                                                                                     CLASS C
                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2003 ----------------------------------------------------------------
                                                    (UNAUDITED)      2002          2001          2000          1999           1998
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $16.74        $17.73        $19.28        $19.15        $16.49         $22.18
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss) a ..............         .02           .20           .25           .20           .32            .38
   Net realized and unrealized gains (losses)...       (1.71)         (.86)         (.16)          .98          4.68          (2.77)
                                                 ----------------------------------------------------------------------------------
Total from investment operations ...............       (1.69)         (.66)          .09          1.18          5.00          (2.39)
                                                 ----------------------------------------------------------------------------------
Less distributions from:
   Net investment income .......................        (.23)         (.27)         (.22)         (.36)         (.31)          (.42)
   Net realized gains ..........................          --          (.06)        (1.42)         (.69)        (2.03)         (2.88)
                                                 ----------------------------------------------------------------------------------

Total distributions ............................        (.23)         (.33)        (1.64)        (1.05)        (2.34)         (3.30)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period .................      $14.82        $16.74        $17.73        $19.28        $19.15         $16.49
                                                 ----------------------------------------------------------------------------------
Total return b..................................    (10.12)%       (3.73)%          .90%         6.79%        33.77%       (13.32)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $820,220      $897,064      $906,390      $995,687    $1,021,159       $872,219
Ratios to average net assets:
   Expenses ....................................       1.87% c       1.84%         1.89%         1.85%         1.86%          1.83%
   Net investment income .......................        .28% c       1.11%         1.37%         1.08%         1.84%          1.79%
Portfolio turnover rate ........................      17.27%        55.63%        24.29%        50.57%        32.01%         48.23%


aBased on average weighted shares outstanding effective year ended August 31, 1999.
bTotal return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

TEMPLETON GROWTH FUND, INC.

                                                                                                     CLASS R
                                                                                        --------------------------------
                                                                                        PERIOD ENDED
                                                                                        FEB. 28, 2003     PERIOD ENDED
                                                                                         (UNAUDITED)     AUG. 31, 2002 d
                                                                                        --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................................        $17.07             $18.06
                                                                                        --------------------------------
Income from investment operations:
   Net investment income (loss) a ...................................................           .06                .32
   Net realized and unrealized gains (losses) .......................................         (1.74)             (1.31)
                                                                                        --------------------------------
Total from investment operations ....................................................         (1.68)              (.99)
                                                                                        --------------------------------
Less distributions from net investment income .......................................          (.37)                --
                                                                                        --------------------------------
Net asset value, end of period ......................................................        $15.02             $17.07
                                                                                        --------------------------------
Total return b ......................................................................       (9.93)%            (5.48)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................................................       $14,669             $5,394
Ratios to average net assets:
   Expenses .........................................................................         1.37% c            1.35% c
   Net investment income ............................................................          .78% c            1.60% c
Portfolio turnover rate .............................................................        17.27%             55.63%

aBased on average weighted shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period January 2, 2002 (effective date) to August 31, 2002.

TEMPLETON GROWTH FUND, INC.

                                                                                    ADVISOR CLASS
                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2003  --------------------------------------------------------------
                                                    (UNAUDITED)        2002          2001          2000         1999         1998
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........           $17.13       $18.15        $19.71        $19.61       $16.80       $22.49
                                                 ---------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)a ............              .10          .37           .43           .40          .51          .56
   Net realized and unrealized gains (losses)            (1.74)        (.88)         (.15)          .99         4.77        (2.78)
                                                 ---------------------------------------------------------------------------------
Total from investment operations ............            (1.64)        (.51)          .28          1.39         5.28        (2.22)
                                                 ---------------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................             (.40)        (.45)         (.42)         (.60)        (.44)        (.59)
   Net realized gains .......................               --         (.06)        (1.42)         (.69)       (2.03)       (2.88)
                                                 ---------------------------------------------------------------------------------
Total distributions .........................             (.40)        (.51)        (1.84)        (1.29)       (2.47)       (3.47)
                                                 ---------------------------------------------------------------------------------
Net asset value, end of period ..............           $15.09       $17.13        $18.15        $19.71       $19.61       $16.80
                                                 ---------------------------------------------------------------------------------
Total returnb ...............................          (9.65)%      (2.80)%         1.90%         7.87%       35.16%     (12.41)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........          $98,557      $98,999       $84,975      $118,679      $50,751      $36,301
Ratios to average net assets:
   Expenses .................................             .87% c       .85%          .90%          .86%         .87%         .83%
   Net investment income ....................            1.28% c      2.10%         2.36%         2.10%        2.85%        2.81%
Portfolio turnover rate .....................           17.27%       55.63%        24.29%        50.57%       32.01%       48.23%


aBased on average weighted shares outstanding effective year ended August 31, 1999.
bTotal return is not annualized for periods less than one year.
cAnnualized.


                       See notes to financial statements.

  TEMPLETON GROWTH FUND, INC.
  STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED)

                                                                   COUNTRY           SHARES             VALUE
  --------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 85.6%
  AEROSPACE & DEFENSE 2.5%
  BAE Systems PLC ...........................................   United Kingdom     70,960,000     $  122,946,068
  Boeing Co. ................................................   United States       4,000,000        110,240,000
  Rolls-Royce PLC ...........................................   United Kingdom     44,783,587         56,078,238
                                                                                                  --------------
                                                                                                     289,264,306
                                                                                                  --------------
  AIRLINES .9%
  Singapore Airlines Ltd. ...................................    Singapore         18,139,770         98,565,866
                                                                                                  --------------
  AUTO COMPONENTS .7%
  Michelin SA, B ............................................      France           2,453,717         79,602,597
                                                                                                  --------------
  AUTOMOBILES .3%
  Ford Motor Co. ............................................   United States       4,000,000         33,280,000
                                                                                                  --------------
  BANKS 9.9%
  Abbey National PLC ........................................  United Kingdom      25,737,600        158,103,327
  DBS Group Holdings Ltd. ...................................     Singapore         4,163,000         22,979,501
  Foreningssparbanken AB, A. ................................      Sweden           5,304,500         63,898,372
  HSBC Holdings PLC .........................................     Hong Kong         8,177,994         87,556,577
  Kookmin Bank ..............................................    South Korea        2,999,973         91,734,608
  Lloyds TSB Group PLC ......................................  United Kingdom      23,000,000        128,244,708
  Nordea AB .................................................      Sweden          14,000,000         61,041,250
a Nordea AB, 144A  ..........................................      Sweden           4,267,000         18,604,501
  San Paolo-IMI SpA  ........................................      Italy           20,000,000        140,113,384
  Standard Chartered PLC ....................................  United Kingdom      13,301,158        146,026,133
  U.S. Bancorp ..............................................   United States       2,500,000         52,300,000
a UBS AG ....................................................    Switzerland        4,000,000        167,846,608
                                                                                                  --------------
                                                                                                   1,138,448,969
                                                                                                  --------------
  BIOTECHNOLOGY
a CK Life Sciences International (Holdings) Inc..............     Hong Kong         1,039,992            170,685
                                                                                                  --------------
  CHEMICALS 1.7%
  Akzo Nobel NV .............................................    Netherlands        4,520,750         97,887,378
  Bayer AG, Br. .............................................      Germany          7,500,000         99,507,448
                                                                                                  --------------
                                                                                                     197,394,826
                                                                                                  --------------
  COMMERCIAL SERVICES & SUPPLIES 1.2%
  Brambles Industries PLC ...................................  United Kingdom      26,021,935         61,685,692
  Waste Management Inc. .....................................   United States       3,583,500         71,311,650
                                                                                                  --------------
                                                                                                     132,997,342
                                                                                                  --------------
  COMPUTERS & PERIPHERALS .7%
  Hewlett-Packard Co. .......................................   United States       5,000,000         79,250,000
                                                                                                  --------------
  DIVERSIFIED FINANCIALS 2.4%
  Nomura Holdings Inc.  .....................................        Japan         12,000,000        141,086,911
  Swire Pacific Ltd., A  ....................................     Hong Kong        24,242,000        102,574,143
  Swire Pacific Ltd., B .....................................     Hong Kong        55,679,500         37,837,872
                                                                                                  --------------
                                                                                                     281,498,926
                                                                                                  --------------

 TEMPLETON GROWTH FUND, INC.
 STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES                VALUE
  --------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  DIVERSIFIED TELECOMMUNICATION SERVICES 7.2%
  BCE Inc. .....................................................    Canada           7,155,671       $    133,382,322
  KT Corp., ADR ................................................  South Korea        8,000,000            148,000,000
  Nippon Telegraph & Telephone Corp. ...........................     Japan              36,000            130,327,765
  SBC Communications Inc. ......................................  United States      4,400,000             91,520,000
  TDC AS .......................................................    Denmark          6,000,000            137,975,060
a Telefonica SA ................................................     Spain          10,000,000             97,001,574
  Telefonos de Mexico SA de CV (Telmex), L, ADR ................    Mexico           3,150,000             91,570,500
                                                                                                     ----------------
                                                                                                          829,777,221
                                                                                                     ----------------
  ELECTRIC UTILITIES 7.2%
  E.ON AG ......................................................    Germany          4,500,000            191,335,604
  Electrabel SA ................................................    Belgium            700,000            175,788,407
  Endesa SA ....................................................     Spain          12,200,000            145,955,034
  Entergy Corp. ................................................  United States         41,100              1,872,105
  Hong Kong Electric Holdings Ltd. .............................   Hong Kong        27,788,500            106,000,420
  Iberdrola SA, Br. ............................................     Spain           9,431,000            144,541,851
  Pepco Holdings Inc. ..........................................  United States      3,718,727             66,751,150
                                                                                                     ----------------
                                                                                                          832,244,571
                                                                                                     ----------------
  ELECTRONIC EQUIPMENT & INSTRUMENTS 1.1%
  Hitachi Ltd. .................................................     Japan          29,999,600            124,337,526
                                                                                                     ----------------
  FOOD & DRUG RETAILING 3.4%
  Albertson's Inc. .............................................  United States      6,000,000            112,980,000
  J.Sainsbury PLC .............................................. United Kingdom     43,000,000            157,132,056
a Kroger Co. ...................................................  United States      9,370,000            123,871,400
                                                                                                     ----------------
                                                                                                          393,983,456
                                                                                                     ----------------
  FOOD PRODUCTS 6.0%
  Cadbury Schweppes PLC ........................................ United Kingdom     24,477,141            123,758,226
a Del Monte Foods Co............................................  United States      2,322,320             18,996,578
  General Mills Inc. ...........................................  United States      3,500,000            150,045,000
  H.J. Heinz Co. ...............................................  United States      5,200,000            159,640,000
  Nestle SA ....................................................   Switzerland         700,000            140,929,203
  Sara Lee Corp. ...............................................  United States      5,092,937            100,840,153
                                                                                                     ----------------
                                                                                                          694,209,160
                                                                                                     ----------------
  GAS UTILITIES 1.4%
  TransCanada PipeLines Ltd. ...................................     Canada         10,472,264            156,120,945
                                                                                                     ----------------
  HEALTH CARE PROVIDERS & SERVICES .5%
  CIGNA Corp. ..................................................  United States      1,200,000             51,564,000
                                                                                                     ----------------
  HOTELS RESTAURANTS & LEISURE 1.3%
  Accor SA .....................................................     France          2,063,900             63,397,157
  Carnival Corp. ...............................................  United States      2,419,100             55,566,727
  Shangri-La Asia Ltd. .........................................    Hong Kong       46,844,584             33,635,890
                                                                                                     ----------------
                                                                                                          152,599,774
                                                                                                     ----------------

     TEMPLETON GROWTH FUND, INC.
     STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                                    COUNTRY             SHARES            VALUE
     --------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HOUSEHOLD DURABLES .6%
     Koninklijke Philips Electronics NV ......................     Netherlands         4,000,000     $   66,737,083
                                                                                                     --------------
     INDUSTRIAL CONGLOMERATES .8%
     Smiths Group PLC ........................................    United Kingdom      10,000,000         95,136,089
                                                                                                     --------------
     INSURANCE 3.1%
     Ace Ltd. ................................................        Bermuda          4,000,000        110,840,000
     Swiss Reinsurance Co. ...................................     Switzerland         2,797,781        150,618,004
     XL Capital Ltd., A ......................................        Bermuda          1,400,000         99,316,000
                                                                                                     --------------
                                                                                                        360,774,004
                                                                                                     --------------
     INTERNET SOFTWARE & SERVICES .5%
   a VeriSign Inc. ...........................................     United States       7,574,000         58,395,540
                                                                                                     --------------
     IT CONSULTING & SERVICES .8%
     Electronic Data Systems Corp. ...........................     United States       6,000,000         93,420,000
                                                                                                     --------------
     MACHINERY 1.1%
     Volvo AB, B .............................................        Sweden           7,500,000        131,331,531
                                                                                                     --------------
     MEDIA 2.1%
   a AOL Time Warner Inc.  ...................................    United States       5,242,900         59,349,628

     Reuters Group PLC .......................................    United Kingdom      49,241,704         92,297,171
     WPP Group PLC ...........................................    United Kingdom      15,000,000         92,320,596
                                                                                                     --------------
                                                                                                        243,967,395
                                                                                                     --------------
     METALS & MINING 3.7%
 a,b AK Steel Holding Corp.  .................................     United States       6,445,700         35,386,893
     Barrick Gold Corp. ......................................         Canada         10,000,000        161,296,818
     BHP Billiton PLC ........................................       Australia        30,000,000        155,934,980
     POSCO ...................................................      South Korea          834,190         77,223,638
                                                                                                     --------------
                                                                                                        429,842,329
                                                                                                     --------------
     MULTILINE RETAIL .2%
     Sears, Roebuck & Co. ....................................     United States       1,250,000         27,225,000
                                                                                                     --------------
     OIL & GAS 5.6%
     BP PLC ..................................................    United Kingdom       4,399,000         27,715,474
     Burlington Resources Inc. ...............................     United States       2,207,500        102,317,625
     Eni SpA  ................................................         Italy          11,081,682        164,465,910
     Norsk Hydro ASA .........................................         Norway          2,000,000         76,621,936
     Repsol YPF SA  ..........................................         Spain           7,500,000        105,085,038
     Shell Transport & Trading Co. PLC. ......................    United Kingdom      30,000,000        173,772,997
                                                                                                     --------------
                                                                                                        649,978,980
                                                                                                     --------------
     PAPER & FOREST PRODUCTS 3.7%
     Bowater Inc. ............................................     United States       2,500,000         94,875,000
     International Paper Co.  ................................     United States       3,472,840        121,653,585
     Stora Enso OYJ, R (EUR Traded) ..........................         Finland         5,079,968         49,769,254
     Stora Enso OYJ, R (EUR/FIM Traded) ......................         Finland         4,920,032         48,202,335
     UPM-Kymmene Corp. .......................................         Finland         4,000,000        114,677,416
                                                                                                     --------------
                                                                                                        429,177,590
                                                                                                     --------------

   TEMPLETON GROWTH FUND, INC.
   STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                                         COUNTRY           SHARES           VALUE
   -----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PHARMACEUTICALS 7.5%
   Abbott Laboratories .............................................   United States      4,000,000   $  142,480,000
   Aventis SA ......................................................       France         3,500,000      158,926,301
   Bristol-Myers Squibb Co. ........................................   United States     10,582,000      246,560,600
   GlaxoSmithKline PLC .............................................  United Kingdom      6,000,000      105,468,750
   Pharmacia Corp. .................................................   United States      3,800,000      157,016,000
 a Shire Pharmaceuticals Group PLC. ................................  United Kingdom     11,000,000       56,829,637
 a Shire Pharmaceuticals Group PLC, ADR ............................  United Kingdom         45,200          711,041
                                                                                                      --------------
                                                                                                         867,992,329
                                                                                                      --------------
   REAL ESTATE 2.1%
   Cheung Kong Holdings Ltd. .......................................    Hong Kong        26,999,800      169,633,702
   Hang Lung Properties Ltd. .......................................    Hong Kong        30,428,100       27,700,569
   St. Joe Co. .....................................................   United States      1,415,700       40,007,682
                                                                                                      --------------
                                                                                                         237,341,953
                                                                                                      --------------
   ROAD & RAIL .6%
   East Japan Railway Co. ..........................................      Japan              12,679       58,448,340
   Florida East Coast Industries Inc., B ...........................   United States        470,546       10,775,503
                                                                                                      --------------
                                                                                                          69,223,843
                                                                                                      --------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS .9%
   Samsung Electronics Co. Ltd. ....................................   South Korea          450,000      105,370,083
                                                                                                      --------------
   SOFTWARE .7%
 a Check Point Software Technologies Ltd. ..........................      Israel          5,500,000       81,785,000
                                                                                                      --------------
   SPECIALTY RETAIL .3%
 a Toys R Us Inc. ..................................................   United States      4,000,000       32,320,000
                                                                                                      --------------
   WIRELESS TELECOMMUNICATION SERVICES 2.9%
 a AT&T Wireless Services Inc. .....................................   United States     27,087,100      160,084,761
 a China Mobile (Hong Kong) Ltd. ...................................       China         35,000,000       75,393,315
   SK Telecom Co. Ltd. .............................................    South Korea          93,000       12,855,527
   SK Telecom Co. Ltd., ADR ........................................    South Korea       5,162,200       79,446,258
                                                                                                      --------------
                                                                                                         327,779,861
                                                                                                      --------------
   TOTAL COMMON STOCKS (COST $11,259,096,040) ......................                                   9,873,108,780
                                                                                                      --------------
   PREFERRED STOCKS 2.3%
   Cia Vale do Rio Doce, A, ADR, pfd. ..............................      Brazil          2,642,980       72,021,205
   Petroleo Brasileiro SA, pfd. ....................................      Brazil          5,400,000       64,800,000
   Volkswagen AG, pfd. .............................................     Germany          4,499,990      131,921,847
                                                                                                      --------------
   TOTAL PREFERRED STOCKS (COST $340,675,831) ......................                                     268,743,052
                                                                                                      --------------

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                                                          PRINCIPAL
                                                                          COUNTRY          AMOUNT c               VALUE
--------------------------------------------------------------------------------------------------------------------------
BONDS & NOTES 7.2%
Bundesrepublik Deutschland, 3.75%, 9/12/03 ..........................     Germany       135,000,000 EUR        146,542,702
Federal Republic of Germany, 4.50%, 8/18/06 .........................     Germany       350,000,000 EUR        399,541,398
Government of New Zealand:
   6.50%, 2/15/06 ...................................................   New Zealand      55,900,000 NZD         32,105,769
   7.00%, 7/15/09 ...................................................   New Zealand      54,000,000 NZD         32,289,633
New South Wales Treasury Corp., 6.50%, 5/01/06 ......................    Australia      149,000,000 AUD         95,412,082
U.S. Treasury Bond:
   7.50%, 11/15/24 ..................................................  United States     15,000,000             20,641,410
   Inflation Index, 3.625%, 4/15/28 .................................  United States     16,778,250             20,673,957
   Inftation Index, 3.875%, 4/15/29 .................................  United States     16,507,500             21,281,783
U.S. Treasury Note, 5.00%, 8/15/11 ..................................  United States     50,000,000             55,380,900
                                                                                                           ---------------
Total Bonds & Notes (Cost $674,316,900) .............................                                          823,869,634
                                                                                                           ---------------
SHORT TERM INVESTMENTS 4.3%
Bank of England, 2.684%, 7/01/03 .................................... United Kingdom     50,000,000 EUR         53,456,646
Bank of England, zero cpn., 2.684%, 5/15/03 ......................... United Kingdom     25,000,000 EUR         26,809,214
Belgium Treasury Bill, Strip, 2.78%, 11/13/03 .......................    Belgium         30,000,000 EUR         31,792,777
French Treasury Bills, 2.30% to 2.57%, with maturities to 2/05/04 ...     France         45,000,000 EUR         47,618,005
Royal Bank of Canada, 2.73%, 3/03/03 ................................ United Kingdom     20,000,000 EUR         21,555,905
U.S. Treasury Bills, 1.141% to 1.198%, with maturities to 5/29/03....  United States    317,805,000            317,359,087
                                                                                                           ---------------
TOTAL SHORT TERM INVESTMENTS (COST $494,487,246) ....................                                          498,591,634
                                                                                                           ---------------
TOTAL INVESTMENTS (COST $12,768,576,017) 99.4% ......................                                       11,464,313,100
OTHER ASSETS, LESS LIABILITIES .6% ..................................                                           69,029,120
                                                                                                           ---------------
NET ASSETS 100.0% ...................................................                                      $11,533,342,220
                                                                                                           ===============

CURRENCY ABBREVIATIONS:

AUD -- Australian Dollar
EUR -- European Unit
FIM -- Finnish Markka
NZD -- New Zealand Dollar

aNon-income producing.
bSee note 6 regarding holdings of 5% voting securities.
cThe principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

TEMPLETON GROWTH FUND, INC.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ..................................................    $ 12,702,701,323
     Cost - Non-controlled affiliated issuers .....................................          65,874,694
                                                                                       ================
     Value - Unaffiliated issuers .................................................      11,428,926,207
     Value - Non-controlled affiliated issuers ....................................          35,386,893
   Cash ...........................................................................               3,812
   Foreign currency, at value (cost $117,604,681) .................................         117,973,228
   Receivables:
     Investment securities sold ...................................................          45,511,417
     Capital shares sold ..........................................................          14,986,688
     Dividends and interest .......................................................          42,900,560
                                                                                       ----------------
        Total assets ..............................................................      11,685,688,805
                                                                                       ----------------

Liabilities:
   Payables:
     Investment securities purchased ..............................................         126,206,193
     Capital shares redeemed ......................................................          14,199,455
     Affiliates ...................................................................          10,597,562
   Other Liabilities ..............................................................           1,343,375
                                                                                       ----------------
        Total liabilities .........................................................         152,346,585
                                                                                       ----------------
Net assets, at value ..............................................................    $ 11,533,342,220
                                                                                       ================
Net assets consist of:
   Undistributed net investment income ............................................    $     (2,361,064)
   Net unrealized appreciation (depreciation) .....................................      (1,302,580,143)
   Accumulated net realized gain (loss) ...........................................        (197,396,211)
   Capital shares .................................................................      13,035,679,638
                                                                                       ----------------
Net assets, at value ..............................................................    $ 11,533,342,220
                                                                                       ================

                              See notes to financial statements.
                                                                              21

TEMPLETON GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2003 (UNAUDITED)


CLASS A:
   Net asset value per share ($10,418,486,342 / 690,767,565 shares outstanding)..................................      $15.08
                                                                                                                   ==========
   Maximum offering price per share ($15.08 / 94.25%) ...........................................................      $16.00
                                                                                                                   ==========
CLASS B:
   Net asset value and maximum offering price per share
   ($181,409,370 / 12,180,413 shares outstanding) a .............................................................      $14.89
                                                                                                                   ==========
CLASS C:
   Net asset value per share ($820,220,216 / 55,337,379 shares outstanding)a ....................................      $14.82
                                                                                                                   ==========
   Maximum offering price per share ($14.82 / 99.00%) ...........................................................      $14.97
                                                                                                                   ==========
CLASS R:
   Net asset value and maximum offering price per share
   ($14,669,064 / 976,542 shares outstanding) a .................................................................      $15.02
                                                                                                                   ==========
ADVISOR CLASS:
   Net asset value and maximum offering price per share
   ($98,557,228 / 6,532,577 shares outstanding) .................................................................      $15.09
                                                                                                                   ==========


aRedemption price per share is equal to net asset value less any applicable sales charge.

                        See notes to financial statements.

TEMPLETON GROWTH FUND, INC.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)


Investment income:
   (net of foreign taxes of $7,047,572)
   Dividends  ...............................................................................     $   100,076,362
   Interest   ...............................................................................          29,143,658
                                                                                                  ----------------
          Total investment income ...........................................................         129,220,020
                                                                                                  ----------------
Expenses:
   Management fees (Note 3) .................................................................          36,671,056
   Administrative fees (Note 3) .............................................................           4,799,284
   Distribution fees (Note 3)
     Class A  ...............................................................................          13,641,038
     Class B  ...............................................................................             855,477
     Class C  ...............................................................................           4,235,391
     Class R  ...............................................................................              25,726
   Transfer agent fees (Note 3) .............................................................           8,480,000
   Custodian fees ...........................................................................           1,316,300
   Reports to shareholders...................................................................             438,800
   Registration and filing fees .............................................................             105,600
   Professional fees.........................................................................             120,800
   Directors' fees and expenses .............................................................             122,000
   Other ....................................................................................             124,900
                                                                                                  ----------------
          Total expenses ....................................................................          70,936,372
                                                                                                  ----------------
Net investment income .......................................................................          58,283,648
                                                                                                  ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments:
        Unaffiliated issuers ................................................................         (22,959,471)
     Foreign currency transactions ..........................................................          (1,171,615)
                                                                                                  ----------------
          Net realized gain (loss) ..........................................................         (24,131,086)
   Net unrealized appreciation (depreciation) on:
     Investments ............................................................................      (1,303,323,491)
     Translation of assets and liabilities denominated in foreign currencies ................           1,056,453
                                                                                                  ----------------
          Net unrealized appreciation (depreciation) ........................................      (1,302,267,038)
                                                                                                  ----------------
Net realized and unrealized gain (loss) .....................................................      (1,326,398,124)
                                                                                                  ----------------
Net increase (decrease) in net assets resulting from operations .............................     $(1,268,114,476)
                                                                                                  ================

                        See notes to financial statements.

TEMPLETON GROWTH FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2002

                                                                                       SIX MONTHS ENDED       YEAR ENDED
                                                                                      FEBRUARY 28, 2003    AUGUST 31, 2002
                                                                                       ----------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ..........................................................  $    58,283,648    $   237,228,017
     Net realized gain (loss) from investments and foreign currency transactions ....      (24,131,086)      (109,446,075)
     Net unrealized appreciation (depreciation) on investments and translation of assets and
        liabilities denominated in foreign currencies ...............................   (1,302,267,038)      (568,265,005)
                                                                                       ----------------------------------
          Net increase (decrease) in net assets resulting from operations............   (1,268,114,476)      (440,483,063)
Distributions to shareholders from:
   Net investment income:
     Class A ........................................................................     (244,587,157)      (267,413,716)
     Class B ........................................................................       (2,724,421)        (1,599,251)
     Class C ........................................................................      (12,621,809)       (13,578,104)
     Class R ........................................................................         (204,798)                --
     Advisor Class ..................................................................       (2,379,816)        (2,112,918)
   Net realized gains:
     Class A ........................................................................               --        (39,250,863)
     Class B ........................................................................               --           (339,475)
     Class C ........................................................................               --         (2,988,914)
     Advisor Class ..................................................................               --           (277,369)
                                                                                       ----------------------------------
Total distributions to shareholders .................................................     (262,518,001)      (327,560,610)
Capital share transactions (Note 2):
     Class A ........................................................................      119,765,324        294,302,248
     Class B ........................................................................       36,809,971         82,340,036
     Class C ........................................................................       28,246,188         45,131,752
     Class R ........................................................................       10,537,261          5,677,815
     Advisor Class ..................................................................       11,739,618         19,868,902
                                                                                       ----------------------------------
Total capital share transactions ....................................................      207,098,362        447,320,753
Redemption fees (Note 1h) ...........................................................           15,827                 --
             Net increase (decrease) in net assets ..................................   (1,323,518,288)      (320,722,920)
Net assets:
   Beginning of period ..............................................................   12,856,860,508     13,177,583,428
                                                                                       ----------------------------------
   End of period ....................................................................  $11,533,342,220   $ 12,856,860,508
                                                                                       ----------------------------------
Undistributed net investment income included in net assets:
   End of period ....................................................................  $    (2,361,064)  $    201,873,537
                                                                                       ----------------------------------

                       See Notes to Financial Statements.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. SECURITIES LENDING

The Fund loans securities to certain brokers for which it received collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securites.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting year. Actual results could differ from those estimates.

H. REDEMPTION FEES

The Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class of shares and its exchange privilege.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK (CONT.)

At February 28, 2003, there were 1.9 billion shares authorized ($0.01 par value) of which 1.2 billion, 100 million, 400 million, 100 million and 100 million were designated Class A shares, Class B shares, Class C shares, Class R shares and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                            Six Months Ended                   Year Ended
                                                            February 28, 2003                August 31, 2002
                                                      -------------------------------------------------------------
                                                         Shares           Amount          Shares           Amount
                                                      -------------------------------------------------------------
Class A Shares:
Shares sold .........................................  51,759,676   $   824,960,896    106,703,587  $ 1,909,897,925
Shares issued on reinvestment of distributions ......  13,138,396       206,272,662     15,465,289      263,858,493
Shares redeemed ..................................... (57,593,984)     (911,468,234)  (106,440,783)  (1,879,454,170)
                                                      -------------------------------------------------------------
Net increase (decrease) .............................   7,304,088   $   119,765,324     15,728,093  $   294,302,248
                                                      -------------------------------------------------------------

                                                             Six Months Ended                  Year Ended
                                                             February 28, 2003               August 31, 2002
                                                      -------------------------------------------------------------
                                                          Shares           Amount         Shares           Amount
                                                      -------------------------------------------------------------
Class B Shares:
Shares sold .........................................   3,021,644   $    47,521,328      5,455,387  $    96,815,207
Shares issued on reinvestment of distributions ......     161,303         2,499,824        103,321        1,741,838
Shares redeemed .....................................    (853,461)      (13,211,181)      (929,604)     (16,217,009)
                                                      -------------------------------------------------------------
Net increase (decrease) .............................   2,329,486   $    36,809,971      4,629,104  $    82,340,036
                                                      -------------------------------------------------------------

                                                             Six Months Ended                  Year Ended
                                                             February 28, 2003               August 31, 2002
                                                      -------------------------------------------------------------
                                                          Shares           Amount         Shares           Amount
                                                      -------------------------------------------------------------
Class C Shares:
Shares sold .........................................   5,748,140   $    90,097,424      9,802,539  $   172,757,229
Shares issued on reinvestment of distributions ......     720,569        11,116,022        873,409       14,631,242
Shares redeemed .....................................  (4,703,672)      (72,967,258)    (8,220,708)    (142,256,719)
                                                      -------------------------------------------------------------
Net increase (decrease) .............................   1,765,037   $    28,246,188      2,455,240  $    45,131,752
                                                      -------------------------------------------------------------

                                                             Six Months Ended                 Period Ended
                                                             February 28, 2003               August 31, 2002*
                                                      -------------------------------------------------------------
                                                          Shares           Amount         Shares           Amount
                                                      -------------------------------------------------------------
Class R Shares:
Shares sold .........................................     746,096   $    11,874,110        328,292  $     5,899,863
Shares issued on reinvestment of distributions ......      13,043           204,217             --               --
Shares redeemed .....................................     (98,533)       (1,541,066)       (12,356)        (222,048)
                                                      -------------------------------------------------------------
Net increase (decrease) .............................     660,606   $    10,537,261        315,936  $     5,677,815
                                                      -------------------------------------------------------------

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)

2. CAPITAL STOCK (CONT.)

                                                                SIX MONTHS ENDED                YEAR ENDED
                                                               FEBRUARY 28, 2003              AUGUST 31, 2002
                                                          ---------------------------------------------------------
                                                            SHARES          AMOUNT        SHARES           AMOUNT
                                                          ---------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ........................................      1,253,021    $  19,667,358     2,330,236   $   42,131,669
Shares issued on reinvestment of distributions......        114,621        1,799,763       126,215        2,152,842
Shares redeemed ....................................       (613,200)      (9,727,503)   (1,361,370)     (24,415,609)
                                                          ---------------------------------------------------------
Net increase (decrease).............................        754,442    $  11,739,618     1,095,081   $   19,868,902
                                                          ---------------------------------------------------------

*Effective date of Class R shares was January 2, 2002.

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

   ANNUALIZED
   FEE RATE             AVERAGE DAILY NET ASSETS
   -------------------------------------------------------------------------
   0.75%                First $200 million
   0.675%               Over $200 million, up to and including $1.3 billion
   0.60%                Over $1.3 billion

   The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

   ANNUALIZED
   FEE RATE             AVERAGE DAILY NET ASSETS
   -------------------------------------------------------------------------
   0.15%                First $200 million
   0.135%               Over $200 million, up to and including $700 million
   0.10%                Over $700 million, up to and including $1.2 billion
   0.075%               Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, 1.00% and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2003, Distributors advised the Fund that unreimbursed costs were $12,778,445. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $884,441 and $87,836, respectively.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES

At February 28, 2003, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

        Cost of investments ........................... $  12,772,340,395
                                                        -----------------
        Unrealized appreciation .......................       783,964,786
        Unrealized depreciation .......................    (2,091,992,082)
                                                        -----------------
        Net unrealized appreciation (depreciation)..... $  (1,308,027,296)
                                                        -----------------

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, losses realized subsequent to October 31 on the sale of securities, and bond discounts and premiums.

At August 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $171,797,745. For tax purposes such losses will be reflected in the year ending August 31, 2003.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 2003 aggregated $2,486,716,932 and $1,908,144,883, respectively.


6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at February 28, 2003 were as shown below.

                                 NUMBER OF                                  NUMBER OF                      INVESTMENT     REALIZED
                                SHARES HELD       GROSS        GROSS       SHARES HELD        VALUE          INCOME        CAPITAL
NAME OF ISSUER                AUGUST 31, 2002  ADDITIONS    REDUCTIONS   FEB. 28, 2003   FEB. 28, 2003  9/1/02-2/28/03  GAINS/LOSSES
------------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
AK Steel Holding Corp. .......... 6,445,700        --             --        6,445,700     $ 35,386,893       $    --       $    --
                                                                                          ------------------------------------------
TOTAL NON CONTROLLED AFFILIATES                                                           $ 35,386,893       $    --       $    --
                                                                                          ------------------------------------------

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LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
   Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
   Companies Fund
Templeton Global Opportunities
Trust
Templeton Global Smaller
   Companies Fund
Templeton Growth Fund
Templeton International (Ex EM)
Fund
Templeton World Fund

GLOBAL GROWTH & Income
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
   Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
   Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
   Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
   Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet
   Investment Fund 4
Franklin Convertible
   Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
   Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

Fund Allocator Series
Franklin Templeton Conservative
   Target Fund
Franklin Templeton Growth
   Target Fund
Franklin Templeton Moderate
   Target Fund

INCOME
Franklin Adjustable U.S.
   Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
   Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
   U.S. Government Securities
   Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
   Securities Fund5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term
   Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
   Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama         Michigan 9
Arizona         Minnesota 9
California 10   Missouri
Colorado        New Jersey
Connecticut     New York 10
Florida 10      North Carolina
Georgia         Ohio 9
Kentucky        Oregon
Louisiana       Pennsylvania
Maryland        Tennessee
Massachusetts 9 Virginia

INSURANCE FUNDS
Franklin Templeton Variable
   Insurance Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           12/02
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FRANKLIN(R) TEMPLETON(R)
    INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM SEE INSIDE FOR DETAILS.



SEMIANNUAL REPORT
TEMPLETON GROWTH FUND, INC.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1- 800/DIAL BEN(R) franklintempleton.com

SHAREHOLDER SERVICES
1- 800/632-2301

This report must be preceded or accompanied by the current Templeton Growth Fund, Inc. prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

101 S2003 04/03     [LOGO OMITTED] Printed on recycled paper